Second Quarter Financial Results July 26, 2016 Building a Premier Regional Financial Services Organization Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Second Quarter Highlights Source: Company reports (1) Excludes the one-time, pre-tax voluntary early retirement charge of $9.3 million incurred during the quarter Continued solid performance – Q2-16 EPS of $0.32 and adjusted EPS of $0.40(1) At June 30, 2016: Total Assets $13.0 billion Total Loans (HFI & Acquired) $7.7 billion Total Deposits $9.5 billion Banking Centers 194 2016: Q2-16 Net Income $21.5 million Adjusted Net Income(1) $27.2 million EPS – Diluted $0.32 Adjusted EPS – Diluted(1) $0.40 Dividends / Share $0.23 Tangible Equity / Tangible Assets 8.97% Total Risk-Based Capital Ratio 13.82% Profitable Revenue Generation Loans held for investment increased $137.2 million, or 7.6% annualized, from the prior quarter and $958.1 million, or 14.9%, year-over-year Revenue excluding income on acquired loans increased 1.2% linked quarter, or 4.8% annualized, to total $132.6 million Net interest income (FTE) excluding income on acquired loans remained stable from the prior quarter, while noninterest income increased 2.2% Process Improvement and Expense Management Continued proactive measures to manage noninterest expense, completing a voluntary early retirement program and authorizing the termination of a frozen noncontributory tax-qualified defined benefit pension plan Routine noninterest expense – which excludes ORE, intangible amortization and a one-time voluntary early retirement charge – remained well controlled at $98.0 million Closed the previously announced six branch offices across Alabama, Mississippi and Florida Credit Quality Continued solid credit quality, reflecting reductions in nonperforming assets and negligible net charge-offs Allowance for held for investment and acquired loans represented 1.09% of total held for investment and acquired loans

Source: Company reports Loans Held for Investment Portfolio ($ in millions) Continued to prudently grow the held for investment loan portfolio, while remaining focused on credit quality and profitability Linked-quarter loan growth by state ($ in millions): AL: +$58 FL: +$2 Growth in construction, development and other land loans reflects funding of existing construction loans in Texas, Alabama, Florida and Mississippi Total energy sector exposure of $474.4 million with outstanding balances of $258.3 million – representing 3.5% of total loans HFI – at June 30, 2016 Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves As of June 30, 2016, nonaccrual energy loans represented 4.5% of outstanding energy-related loans and less than 20 basis points of outstanding loans HFI Solid, diversified loan growth across Trustmark’s five-state franchise Loans HFI – End of Period ($ in millions) Loans HFI by Type Dollar Change: $345 $299 $177 $137 MS: +$22 TN: +$33 TX: +$22

Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans ($ in millions) Other Real Estate Allowance for Loan Losses Continued solid credit performance Dollar Change: ($7) ($7) ($5) ($2) 193% ($ in millions) Criticized loan balances decreased 3.7% linked quarter and 10.4% year-over-year Classified loan balances decreased 3.3% linked quarter and 5.4% year-over-year Nonperforming assets decreased 5.5% from the prior quarter and 15.4% from the comparable period one year earlier, reflecting reductions in both nonperforming loans and other real estate Allowance for loan losses represented 231.13% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 1.09% of total loans(1) ALL(1) ALL / Total Loans(1) ALL / Nonperforming Loans (excl. Specifically Reviewed Impaired Loans) 207% 210% 203% 231%

Performance of acquired loans Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans Acquired loan yield in the second quarter totaled 9.26% and included recoveries from settlement of debt of $2.9 million, which represented approximately 3.28% of the total yield on acquired loans The yield on acquired loans (excl. recoveries) for the third quarter is expected to be in the 5.5% - 6.5% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $25 to $30 million during the third quarter Accretable Yield ($ in millions) Dollar Change: ($47) ($29) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses ($25) ($26) ($ in thousands) Dollar Change: ($8) ($3) ($3) ($4)

Strength of franchise reflected by low cost of deposits of 13 bps and deposit base with nearly 60% of deposit balances in checking accounts Noninterest-bearing deposits represented 30.3% of average deposits in the second quarter Source: Company reports (1) Source: SNL Financial; Peer Group as defined in Trustmark’s 2016 Proxy Statement Low-Cost Deposit Base ($ in millions) Cost of Deposits 0.13% 0.13% 0.13% 0.13% 0.13% Peer Median (1) 0.20% 0.21% 0.21% 0.22% N/A Well diversified deposit base serves as an excellent, low-cost source of funds Deposit Mix – Average Balance Noninterest-bearing 28% 29% 30% 30% 30% Interest-bearing 72% 71% 70% 70% 70% Total Deposits at June 30, 2016 – $9,532 ($ in millions) Deposit Mix by Type – Q2-16 Ending Balance 31% 28% 16% 17% 8%

Income Statement Highlights – Revenue Revenue excluding income on acquired loans totaled $132.6 million, up 1.2%, or 4.8% annualized, from the prior quarter Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports Note: n/m – percentage changes greater than + / - 100% are considered not meaningful (1) Net interest margin, excluding acquired loans and yield maintenance payments, totaled 3.40% (2) Net interest margin, excluding acquired loans and yield maintenance payments, totaled 3.38% ($ in millions) Net interest income (FTE) excluding income on acquired loans remained stable from the prior quarter to total $92.9 million Noninterest income totaled $44.2 million, up 2.2% from the prior quarter Insurance and wealth management revenue increased 12.2% and 8.1%, respectively, from the prior quarter Mortgage banking income before hedge ineffectiveness increased 4.5% from the prior quarter Mortgage loan-production volume increased 31.4% on a linked-quarter basis (1) (2) (2)

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Total does not foot due to rounding Routine noninterest expense remained well controlled Excluding ORE and intangible amortization of $2.9 million and the one-time voluntary early retirement charge of $9.3 million, noninterest expense in the second quarter totaled $98.0 million Salaries and benefits expense – excluding $9.1 million of the one-time voluntary early retirement charge – totaled $58.0 million, up marginally from the prior quarter as a result of higher mortgage-production commissions Services and fees remained stable from the prior quarter, while ORE and foreclosure expense increased $1.0 million Continued optimization of branch network – consolidated the previously announced six branch offices in the second quarter Noninterest Expense ($ in millions) Full-time Equivalent Employees (actual figures presented) (1) Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization One-time Charges

Capital Management Source: Company reports Tangible equity to tangible assets ratio was 8.97%, while the total risk-based capital ratio was 13.82% in the second quarter In the second quarter, Trustmark repurchased approximately 34 thousand of its common shares The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions Solid capital base continues to provide the flexibility to support strategic growth initiatives Consistent profitability of Trustmark’s diversified financial services businesses continue to support its solid capital position Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable revenue generation Create and expand customer relationships Loan growth Noninterest income – deposit services, wealth management, insurance and mortgage banking Business development and cross-selling Process improvement and expense management Performance Measurement Market Optimization Capital and Expense Management Leverage existing infrastructure investments Enterprise-wide analytics system Network operations center Cybersecurity and fraud detection system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management Ensure regulatory compliance Create value-added proposition, while managing businesses more effectively Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline